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                                                                    EXHIBIT 3.25

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                       RUFFINO HILLS TRANSFER STATION LP

            This Certificate of Limited Partnership of Ruffino Hills Transfer Station LP (the "Partnership") has been duly executed and is being filed by WS General Partner, LLC, the undersigned sole General Partner (the "General Partner") of Ruffino Hills Transfer Station LP, to form a limited partnership in accordance with the provisions of the Texas Revised Limited Partnership Act, as amended (the "Act").

      1.    The name of the Partnership is Ruffino Hills Transfer Station LP.

      2.    The address of the registered office of the Partnership is:

                                    350 N. St. Paul St.
                                    Dallas, TX 75201

      3.    The name and address of the registered agent of the Partnership is:

                                    CT Corporation
                                    350 N. St. Paul St.
                                    Dallas, TX 75201

      4.    The address of the principal office of the Partnership is:

                                    7025 East Greenway Parkway, Suite 100
                                    Scottsdale, AZ 85254

      5.    The name and address of the sole General Partner is:

                                    WS General Partner, LLC
                                    7025 East Greenway Parkway, Suite 100
                                    Scottsdale, AZ 85254

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      IN WITNESS WHEREOF, the undersigned has executed this Certificate of
Limited Partnership as of April 8, 2004.

                                          WS GENERAL PARTNER, LLC

                                          By:   WASTE SERVICES, INC.
                                                Sole Member

                                          By:   /s/ Ivan R. Cairns
                                                -------------------------
                                          Name: Ivan R. Cairns
                                          Its: Executive Vice-President and
                                                  General Counsel